Exhibit 99.1

Peregrine	News Release

Media Relations Contacts

MeeLin Nakata

Peregrine Systems, Inc.

(858)720-5609

meelin,nakata@peregrine.com

Linda Findley

Text 100

(415)593-8400

peregine@text100.com

Investor Relations Contact:

Heidi Flannery

(503)203-8808 ext. 103

heidi.flannery@ficomm.com

FOR IMMEDIATE RELEASE

Peregrine Systems® Announces Historical Financial Results for and Adoption of Fresh-Start Reporting in Fiscal 2004 Second Quarter Ended Sept. 30, 2003

SAN DIEGO, Nov. 3, 2004 – Peregrine Systems, Inc. (OTC: PRGN), a leading provider of enterprise asset and service management solutions, today reported historical financial results for the fiscal 2004 second quarter ended Sept. 30, 2003.  The filing of Peregrine’s fiscal 2004 second quarter results on Form 10-Q was delayed due to Peregrine’s prior financial restatement, voluntary Chapter 11 bankruptcy reorganization proceedings and restructuring activities.

As a result of Peregrine’s emergence from Chapter 11 reorganization in August 2003, the company adopted fresh-start reporting for the fiscal 2004 second quarter in accordance with Generally Accepted Accounting Principles (GAAP).  Therefore, the company’s financial results after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported in prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

Peregrine adopted fresh-start reporting and adjusted the carrying cost of its assets and liabilities to their fair value, effective July 18, 2003, when the company’s plan of reorganization was confirmed.  As a result, the company has re-valued its balance sheet in the fiscal 2004 second quarter.  Results of operations are reported for the 18-day and 109-day periods ended July 18, 2003 for the predecessor company, the 74-day period ended Sept. 30, 2003 for the successor company, and the six-month period ended Sept. 30, 2003 on a non-GAAP pro forma combined basis.

Historical GAAP Financial Results and Highlights:

•                  Total revenue for the predecessor company for the 18-day and 109-day periods ended July 18, 2003, totaled $6.2 million and $48.7 million, respectively.  The $6.2 million includes approximately $0.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.  The $48.7 million includes approximately $5.6 million attributable to transactions initiated prior to fiscal 2003.  Total revenues for the successor company were $35.2 million for the 74-day period ended Sept. 30, 2003.

•                  Core product license revenue for the predecessor company for the 18-day and 109-day periods ended July 18, 2003 totaled $1.1 million and $13.5 million, respectively.  Core products include the company’s flagship products, AssetCenter® and ServiceCenter®, and certain complementary products, but exclude products divested by the company in its 2003 fiscal year ended March 31, 2003.  The $1.1 million includes approximately $0.4 million that is attributable to transactions initiated in the reported period, while approximately $0.6 million was attributable to transactions initiated prior to fiscal 2003.  The $13.5 million includes $7.9 million that was attributable to transactions initiated in the reported period, while $5.6 million was attributable to transactions initiated prior to fiscal 2003.  For the successor company, total license revenue for the 74-day period ended Sept. 30, 2003 totaled $14.1 million, all of which was attributable to new license transactions initiated in this period.

•                  For the 74-day period ended Sept. 30, 2003, the successor company’s net loss was $5.4 million, or $0.36 per share on 15 million shares outstanding.  For the 18-day period ended July 18, 2003, the predecessor company’s net income was $383.3 million, or $1.83 per diluted share on 209.4 million shares outstanding.  For the three-month period ended Sept. 30, 2002, the predecessor company’s net loss was $70.1 million, or $0.36 per share, on 195.2 million shares outstanding.  For the 109-day period ended July 18, 2003, the predecessor company’s net income was $374.2 million, or $1.82 per diluted share on 208.3 million shares outstanding.  For the six-month period ended Sept. 30, 2002, the predecessor company’s net loss was $149.6 million, or $0.77 per share, on 195.1 million shares outstanding.

Peregrine’s cash and cash equivalent balances, excluding restricted cash, were $103.4 million and $227.3 million at Sept. 30, 2003 and June 30, 2003, respectively. In the three-month period ended Sept. 30, 2003, Peregrine made cash payments of $146.2 million in accordance with its plan of reorganization.  The non-trade debt of the reorganized company totaled $81.2 million as of Sept. 30, 2003 after emergence from bankruptcy, including secured factor loans, senior notes and non-interest bearing notes issued to satisfy pre-petition debt.

Fresh-Start Reporting

With the implementation of fresh-start reporting as of July 18, 2003, Peregrine adjusted its balance sheet to a new basis of accounting.  The impact of fresh-start reporting on the successor company is as follows:

•                  With the help of third-party advisors, the company determined the fair value of the new common stock for the reorganized company to be $270 million, which represents management’s estimate of enterprise value adjusted, for among other items, debt financing, net of cash.

•                  With the help of an independent appraiser, Peregrine determined the fair value of identifiable intangible assets to be $125.1 million with useful lives ranging from five to six years.  For the 74-day period ended Sept. 30, 2003, the successor company recorded a $4.7 million non-cash charge for amortization of identifiable intangible assets.

•                  Revenue from license transactions entered into prior to fiscal 2003 will have no impact on future license revenue of the successor company.

•                  Deferred maintenance revenue balances were reduced by $6.3 million, which will decrease maintenance revenue over the life of maintenance contracts.  As a result of this adjustment, in the 74-day period ended Sept. 30, 2003, maintenance revenue was reduced by $1.7 million.

•                  Any amount remaining after allocation of the reorganization value of the company to identifiable tangible and intangible assets is recorded as reorganization value in excess of amounts allocable to identifiable assets.  This amount totals $184.1 million for the successor company.

Historical Non-GAAP Pro Forma Combined Financial Results:

•                  Peregrine reported a non-GAAP pro forma net income of $0.3 million, or $0.02 per share, for the pro forma combined three-month period ended Sept. 30, 2003, compared with a non-GAAP pro forma net loss of $22.9 million, or $1.53 per share, in the fiscal 2003 second quarter.  The non-GAAP pro forma results exclude charges for amortization of intangibles, restructuring, impairments and bankruptcy reorganization.

The company has reconciled the non-GAAP pro forma net income to GAAP net loss in a table accompanying this press release.  The pro forma net income (loss) is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Peregrine uses non-GAAP pro forma information in analyzing financial results because Peregrine’s management believes that it provides meaningful information regarding the company’s operating performance and facilitates management’s internal comparisons to the company’s historical and current operating results and to the operating results of other companies.  The company believes that non-GAAP pro forma information is useful to investors because it allows for greater transparency of the company’s operating performance.

Management Commentary

“We have hit a significant milestone with the filing of our fiscal 2004 second quarter financials,” said John Mutch, Peregrine’s president and CEO.  “This achievement brings us one step closer to becoming current with our SEC filings, and we are working diligently to file the remainder of our fiscal 2004 financial results as quickly as we can.”

About Peregrine Systems

Peregrine Systems, Inc. develops enterprise software solutions that enable organizations to evolve their IT service and asset management practices for reduced costs, improved IT productivity and service, and lower risk.  The company’s asset and service management offerings — such as Asset Tracking, Expense Control, Service Control and Service Alignment — address specific business problems.  These solutions make it possible for IT organizations to maintain a changing IT infrastructure, manage their relationships with end-users and service providers and gain greater visibility into how IT investments are performing.  The Peregrine Evolution Model provides a roadmap for companies that want to systematically evolve the sophistication and effectiveness of their IT operating practices.

Founded in 1981, Peregrine Systems has sustained a rich tradition of delivering solutions with superior functionality to a broad segment of the global enterprise customer market.  Headquartered in San Diego, Calif., the company conducts business from offices in the Americas, Europe, and Asia Pacific.

Peregrine Systems, AssetCenter and ServiceCenter are registered trademarks of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

Risk Factors

The financial results described in this press release are historical, in part because the company has significant deficiencies, including material weaknesses, in its internal controls over financial reporting.  Until the company’s periodic reports are current, investors will not have current financial information.  For this reason and based on the other risk factors described in the company’s Form 10-K for the fiscal year ended March 31, 2003 filed April 30, 2004, the company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company.  These statements relate to expectations about future events or results and are based upon information available to the company as of today’s date.  These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this press release or in any other forward-looking statements made by or on behalf of the company.  The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

PEREGRINE SYSTEMS, INC.

TOTAL REVENUES

(dollars in thousands)

Three Months

	Successor Company 74 Days Ended	Predecessor Company 18 Days Ended	Pro Forma Combined Three Months Ended	Predecessor Company Three Months Ended	Change
	Sept. 30, 2003	July 18, 2003	Sept. 30, 2003	Sept. 30, 2002	Amount	Percent
Total revenue
Core	$35,220	$6,199	$41,419	$56,197	$(14,778)	(26)%
Non-core	—	—	—	3,840	(3,840)	(100)%
Total	$35,220	$6,199	$41,419	$60,037	$(18,618)	(31)%

Six Months

	Successor Company 74 Days Ended	Predecessor Company 109 Days Ended	Pro Forma Combined Six Months Ended	Predecessor Company Six Months Ended	Change
	Sept. 30, 2003	July 18, 2003	Sept. 30, 2003	Sept. 30, 2002	Amount	Percent
Total Revenue
Core	$35,220	$48,655	$83,875	$98,941	$(15,066)	(15)%
Non-core	—	—	—	10,579	(10,579)	(100)%
Total	$35,220	$48,655	$83,875	$109,520	$(25,645)	(23)%

PEREGRINE SYSTEMS, INC.

TOTAL LICENSE REVENUES

(dollars in thousands)

Three Months

	Successor Company 74 Days Ended	Predecessor Company 18 Days Ended	Pro Forma Combined Three Months Ended	Predecessor Company Three Months Ended	Change
	Sept. 30, 2003	July 18, 2003	Sept. 30, 2003	Sept. 30, 2002	Amount	Percent
Licenses
Core, new	$14,052	$441	$14,493	$16,944	$(2,451)	(14)%
Core, pre-fiscal 2003 transactions	—	609	609	3,534	(2,925)	(83)%
Total core	14,052	1,050	15,102	20,478	(5,376)	(26)%
Non-core	—	—	—	507	(507)	(100)%
Total	$14,052	$1,050	$15,102	$20,985	$(5,883)	(28)%

Six Months

	Successor Company 74 Days Ended	Predecessor Company 109 Days Ended	Pro Forma Combined Six Months Ended	Predecessor Company Six Months Ended	Change
	Sept. 30, 2003	July 18, 2003	Sept. 30, 2003	Sept. 30, 2002	Amount	Percent
Licenses
Core, new	$14,052	$7,930	$21,982	$19,185	$2,797	15%
Core, pre-fiscal 2003 transactions	—	5,595	5,595	13,264	(7,669)	(58)%
Total core	14,052	13,525	27,577	32,449	(4,872)	(15)%
Non-core	—	—	—	1,537	(1,537)	(100)%
Total	$14,052	$13,525	$27,577	$33,986	$(6,409)	(19)%

Reconciliation of Non-GAAP Pro Forma Net Income with GAAP Net Income (Loss)

(in thousands, except per share amounts)

Three Months

	Successor Company 74 Days Ended Sept.	Predecessor Company 18 Days Ended July	Successor & Predecessor(1) Pro Forma Combined Three Months Ended Sept. 30, 2003			Predecessor Company Three Months Ended Sept. 30, 2002
	30, 2003	18, 2003	Net Income	Per Share		Net Loss	Per Share

Non-GAAP pro-forma net income (loss)..	$3,113	$(2,837)	$276	$0.02		$(22,932)	$(1.53)
Amortization of intangibles(2)	(4,702)	—	(4,702)	(0.31)		—	—
Restructuring, impairments and other(2)	—	—	—	—		(61,379)	(4.09)
Reorganization items, net(2)	(3,806)	386,148	382,342	25.48		14,227	0.95

GAAP net income (loss) (except combined Sept. 30, 2003)(2)	$(5,395)	$383,311	$377,916	$25.19		$(70,084)		$(4.67)

Fully Diluted Shares	15,000	209,368		15,000	(3)		15,0003	(3)

Six Months

	Successor Company 74 Days	Predecessor Company 109 Days	Successor & Predecessor(1) Pro Forma Combined Six Months Ended Sept. 30, 2003			Predecessor Company Six Months Ended Sept. 30, 2002
	Ended Sept. 30, 2003	Ended July 18, 2003	Net Income (Loss)	Per Share		Net Loss	Per Share

Non-GAAP pro-forma net income (loss)..	$3,113	$(5,871)	$(2,758)	$(0.18)		$(93,944)		$(6.27)
Amortization of intangibles(2)	(4,702)	—	(4,702)	(0.31)		—	—
Restructuring, impairments and other(2)	—	1,239	1,239	0.08		(69,919)	(4.66)
Reorganization items, net2	(3,806)	378,821	375,015	25.00		14,227	0.95

GAAP net income (loss) (except combined Sept. 30, 2003)(2)	$(5,395)	$374,189	$368,794	$24.59		$(149,636)	$(9.98)

Fully Diluted Shares	15,000	208,302		15,000	(3)		15,000	(3)

Notes:

1.               Successor and predecessor pro forma combined results for the three- and six-month periods ended Sept. 30, 2003 represent the addition of the successor company and predecessor company for the periods noted.

2.               Tax benefits have not been recorded in the historical periods in which the Company reported a net loss before income taxes; therefore, pro forma reconciling items are not presented net of the effects of income taxes. In the historical periods during which the Company reported net income before income taxes, pro forma reconciling items have also been presented without a tax effect in order to promote comparability of the pro forma information for all periods presented.

3.               Fully diluted shares converted based upon recapitalization of the company with 15,000 shares on Aug. 7, 2003 retroactively applied to the pro forma combined three- and six-month periods ended Sept. 30, 2003 and the three- and six-month periods ended Sept. 30, 2002.

UNAUDITED FINANCIAL STATEMENTS

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share data)

	Successor Company Sept. 30, 2003	Predecessor Company March 31, 2003

ASSETS
Current Assets:
Cash and cash equivalents	$103,395	$234,314
Cash—restricted	2,748	29,942
Accounts receivable, net of allowance for doubtful accounts	30,852	41,719
Assets of discontinued operations	—	14,171
Deferred taxes	9,261	—
Other current assets	27,103	6,849
Total current assets	173,359	326,995
Property and equipment, net	7,564	11,332
Identifiable intangible assets, net	120,398	—
Reorganization value in excess of amounts allocable to identified assets	184,129	—
Investments and other assets	5,665	10,489
Total assets	$491,115	$348,816
LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$11,363	$5,481
Accrued expenses	68,471	74,441
Liabilities of discontinued operations	—	13,378
Current portion of deferred revenue	46,901	72,131
Current portion of notes payable	26,941	—
Total current liabilities	153,676	165,431
Non-current Liabilities:
Deferred revenue, net of current portion	8,638	19,665
Notes payable, net of current portion	54,289	—
Deferred taxes	10,541	—
Total non-current liabilities	73,468	19,665
Total liabilities not subject to compromise	227,144	185,096
Liabilities subject to compromise	—	427,719
Commitment and Contingencies
Stockholders’ Equity (Deficit)
Preferred stock, 5 million shares authorized, no shares issued or outstanding at Sept. 30, 2003	—	—
Common stock, 100 million shares authorized, 15 million shares issued and outstanding at Sept. 30, 2003	2	197
Additional paid-in capital	269,998	3,874,166
Subscriptions receivable	(64)	(70)
Accumulated deficit	(5,395)	(4,119,304)
Unearned portion of deferred compensation	—	(551)
Treasury stock, at cost	—	(10,697)
Accumulated other comprehensive loss	(570)	(7,740)
Total stockholders’ equity (deficit)	263,971	(263,999)
Total liabilities and stockholders’ equity (deficit)	$491,115	$348,816

UNAUDITED FINANCIAL STATEMENTS

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Successor Company	Predecessor Company
	74 Days Ended Sept. 30, 2003	18 Days Ended July 18, 2003	Three Months Ended Sept. 30, 2002
Revenues:
Licenses	$14,052	$1,050	$20,985
Maintenance	17,792	4,328	26,528
Consulting and training	3,376	821	12,524
Total revenues	35,220	6,199	60,037
Costs and Expense:
Cost of licenses	310	75	1,366
Cost of maintenance	3,441	837	6,088
Cost of consulting and training	3,371	820	9,961
Sales and marketing	9,370	2,079	22,145
Research and development	5,917	1,439	12,387
General and administrative	7,901	1,917	19,895
Amortization of intangible assets	4,702	—	—
Restructuring, impairments and other	—	—	61,379
Total operating costs and expenses	35,012	7,167	133,221
Income (loss) from continuing operations before reorganization, interest, and income taxes	208	(968)	(73,184)
Reorganization items, net	(3,806)	386,148	14,227
Interest expense, net	(1,137)	(725)	(10,145)
Income (loss) from continuing operations before income taxes	(4,735)	384,455	(69,102)
Income tax expense on continuing operations	(660)	(1,144)	(2,563)
Income (loss) from continuing operations	(5,395)	383,311	(71,665)
Income from discontinued operations, net of income taxes	—	—	1,581
Net income (loss)	$(5,395)	$383,311	$(70,084)
Net income (loss) per share, basic:
Income (loss) per share from continuing operations	$(0.36)	$1.96	$(0.37)
Income per share from discontinued operations	—	—	0.01
Net income (loss) per share	$(0.36)	$1.96	$(0.36)
Basic shares used in computation	15,000	195,707	195,210
Net income (loss) per share, diluted:
Income (loss) per share from continuing operations	$(0.36)	$1.83	$(0.37)
Income per share from discontinued operations	—	—	0.01
Net income (loss) per share	$(0.36)	$1.83	$(0.36)
Diluted shares used in computation	15,000	209,368	195,210

UNAUDITED FINANCIAL STATEMENTS

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Successor Company	Predecessor Company
	74 Days Ended Sept. 30, 2003	109 Days Ended July 18, 2003	Six Months Ended Sept. 30, 2003
Revenues:
Licenses	$14,052	$13,525	$33,986
Maintenance	17,792	29,176	49,290
Consulting and training	3,376	5,954	26,244
Total revenues	35,220	48,655	109,520
Costs and Expense:
Cost of licenses	310	706	4,100
Cost of maintenance	3,441	5,152	12,513
Cost of consulting and training	3,371	5,289	21,602
Sales and marketing	9,370	14,588	63,589
Research and development	5,917	8,908	29,550
General and administrative	7,901	14,951	42,146
Amortization of intangible assets	4,702	—	—
Restructuring, impairments and other	—	(1,239)	69,919
Total operating costs and expenses	35,012	48,355	243,419
Income (loss) from continuing operations before reorganization, interest, and income taxes.	208	300	(133,899)
Reorganization items, net	(3,806)	378,821	14,227
Interest expense, net	(1,137)	(4,088)	(23,370)
Income (loss) from continuing operations before income taxes	(4,735)	375,033	(143,042)
Income tax expense on continuing operations	(660)	(1,096)	(5,307)
Income (loss) from continuing operations	(5,395)	373,937	(148,349)
Income (loss) from discontinued operations, net of income taxes	—	252	(1,287)
Net income (loss).	$(5,395)	$374,189	$(149,636)
Net income (loss) per share, basic:
Income (loss) per share from continuing operations	$(0.36)	$1.91	$(0.76)
Loss per share from discontinued operations	—	—	(0.01)
Net income (loss) per share	$(0.36)	$1.91	$(0.77)
Basic shares used in computation	15,000	195,654	195,109
Net income (loss) per share, diluted:
Income (loss) per share from continuing operations	$(0.36)	$1.82	$(0.76)
Loss per share from discontinued operations	—	—	(0.01)
Net income (loss) per share	$(0.36)	$1.82	$(0.77)
Diluted shares used in computation	15,000	208,302	195,109

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